Exhibit 10.1

REFINANCING AMENDMENT NO. 1 AND INCREMENTAL ASSUMPTION AGREEMENT NO. 2

REFINANCING AMENDMENT NO. 1 AND INCREMENTAL ASSUMPTION AGREEMENT NO. 2, dated as of August 28, 2015 (this “Amendment”), to the Credit Agreement, dated March 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among MALLINCKRODT PLC, a public limited company incorporated in Ireland with registered number 522227 (the “Parent”), MALLINCKRODT INTERNATIONAL FINANCE S.A., a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 42-44, Avenue de la Gare, L-1610 Luxembourg, and registered with the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) under number B 172.865 (the “Lux Borrower”), MALLINCKRODT CB LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Lux Borrower, the “Borrowers”), the LENDERS party thereto from time to time, and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.23(c) of the Credit Agreement, the Borrowers have provided written notice to the Administrative Agent (the “Replacement Notice”) requesting to establish Replacement Revolving Facility Commitments in an aggregate principal amount of $250,000,000.00, which Replacement Revolving Facility Commitments shall refinance and replace in full the Revolving Facility Commitments existing as of the date hereof and all Revolving Facility Credit Exposure thereunder;

WHEREAS, pursuant to Section 2.23(c) of the Credit Agreement, this Amendment shall establish the 2015 Replacement Revolving Facility Commitments on the 2015 Revolving Facility Effective Date (each as defined below), which 2015 Replacement Revolving Facility Commitments shall refinance and replace in full the Revolving Facility Commitments existing as of the date hereof and all Revolving Facility Credit Exposure thereunder;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrowers have provided written notice to the Administrative Agent (the “Incremental Notice”) requesting to establish, immediately following the establishment of the 2015 Replacement Revolving Facility Commitments, Incremental Revolving Facility Commitments in an aggregate principal amount of $250,000,000.00;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, this Amendment shall establish the 2015 Incremental Revolving Facility Commitments (as defined below) on the 2015 Revolving Facility Effective Date, immediately following the establishment of the 2015 Replacement Revolving Facility Commitments;

WHEREAS, this Amendment is both a “Refinancing Amendment” and an “Incremental Assumption Agreement” for purposes of the Credit Agreement;

WHEREAS, each person that executes a counterpart to this Amendment as a 2015 Revolving Facility Lender (the “2015 Revolving Facility Lenders”) will (a) provide 2015 Replacement Revolving Facility Commitments to the Borrowers in the amount set forth opposite such person’s name under the column entitled “2015 Replacement Revolving Facility Commitment” on Schedule A hereto on the 2015 Revolving Facility Effective Date and (b) immediately following the establishment of the 2015 Replacement Revolving Facility Commitments as contemplated in preceding clause (a), provide 2015 Incremental Revolving Facility Commitments to the Borrowers in the amount set forth opposite such person’s name under the column entitled “2015 Incremental Revolving Facility Commitment” on Schedule A hereto on the 2015 Revolving Facility Effective Date, which 2015 Incremental Revolving Facility Commitments shall constitute an increase to the 2015 Replacement Revolving Facility Commitments, with the 2015 Replacement Revolving Facility Commitments and the 2015 Incremental Revolving Facility Commitments forming a single Class of Revolving Facility Commitments (to be designated as the “2015 Revolving Facility Commitments”) for all purposes of the Credit Agreement;

WHEREAS, Deutsche Bank Securities Inc. will act as sole lead arranger and bookrunner with respect to the 2015 Revolving Facility Commitments (the “2015 Revolving Facility Arranger”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (as modified hereby) unless otherwise defined herein. Additionally, as used herein, the following terms shall have the meanings indicated below:

“Effective Time” shall mean the first time at which the conditions set forth in Article IV are satisfied (or waived by the parties hereto).

“Lux Master Security Confirmation Agreement” shall mean a Luxembourg law governed master security confirmation agreement, dated as of the 2015 Revolving Facility Effective Date, between each Lux Party, the Collateral Agent, Mallinckrodt Group S.à r.l., Mallinckrodt UK LTD and Mallinckrodt Buckingham, in respect of the Lux Security Documents.

“Lux Parties” shall mean each of (a) the Lux Borrower, (b) Mallinckrodt Quincy S.à r.l., a private limited liability company (société a responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, Avenue de la Gare, L-1610 Luxembourg, with a share capital of USD 20,200 and registered with the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) under number B 189.141, (c) Mallinckrodt Lux IP S.à r.l., a private limited liability company (société a responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, Avenue de la Gare, L-1610 Luxembourg, with a share capital of USD 20,000 and registered with the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) under number B 189.108 and (d) Mallinckrodt Windsor S.à r.l., a private limited liability company (société a responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, Avenue de la Gare, L-1610 Luxembourg, with a share capital of USD 3,710,157,443 and registered with the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) under number B 196.469.

“Lux Security Documents” shall mean each of the Luxembourg Share Pledge Agreements and the Luxembourg Receivables Pledge Agreements.

“Luxembourg Share Pledge Agreements” shall mean each of the following documents:

a)	the share pledge agreement, dated March 19, 2014, made between the Parent, as pledgor, the Collateral Agent and the Lux Borrower, as company, over 100% of the Equity Interests of the Lux Borrower, as confirmed and supplemented by the confirmation and supplemental agreement, dated August 12, 2014, made between, amongst others, the Parent, as original pledgor, Mallinckrodt Quincy S.à r.l., as new pledgor, the Collateral Agent and the Lux Borrower, as company, as further amended, restated and confirmed by the amendment, restatement and confirmation agreement, dated May 21, 2015, made between Mallinckrodt UK LTD, as new pledgor, Mallinckrodt Quincy S.à r.l., as existing pledgor, the Collateral Agent and the Lux Borrower, as company;

b)	the share pledge agreement, dated March 19, 2014, made between the Lux Borrower, as pledgor, the Collateral Agent and Mallinckrodt Group S.à r.l., as company, over 100% of the Equity Interests of Mallinckrodt Group S.à r.l., as confirmed by the master security confirmation agreement, dated August 14, 2014, made between the Lux Borrower, as pledgor, the Collateral Agent and Mallinckrodt Group S.à r.l., as company;

c)	the share pledge agreement, dated August 12, 2014, made between the Parent, as pledgor, the Collateral Agent and Mallinckrodt Quincy S.à r.l., as company, over 100% of the Equity Interests of Mallinckrodt Quincy S.à r.l., as confirmed by the confirmation and supplemental agreement, dated May 21, 2015, made between the Parent, as original pledgor, Mallinckrodt Buckingham, as new pledgor, the Collateral Agent and Mallinckrodt Quincy S.à r.l., as company;

d)	the share pledge agreement, dated September 26, 2014, made between the Lux Borrower, as pledgor, the Collateral Agent and Mallinckrodt Lux IP S.à r.l., as company, over 100% of the Equity Interests of Mallinckrodt Lux IP S.à r.l.; and

e)	the share pledge agreement, dated May 21, 2015, made between Mallinckrodt Quincy S.à r.l., as pledgor, the Collateral Agent and Mallinckrodt Windsor S.à r.l., as company, over 100% of the Equity Interests of Mallinckrodt Windsor S.à r.l.

“Luxembourg Receivables Pledge Agreements” shall mean the following documents:

a)	the receivables pledge agreement, dated March 19, 2014, made between the Lux Borrower, as pledgor, and the Collateral Agent over certain present and future receivables owed to the Lux Borrower, as confirmed by the master security confirmation agreement, dated August 14, 2014, made between the Lux Borrower, as pledgor, the Collateral Agent and Mallinckrodt Group S.à r.l., as company;

b)	the receivables pledge agreement, dated August 12, 2014, made between Mallinckrodt Quincy S.à r.l., as pledgor, and the Collateral Agent over certain present and future receivables owed to Mallinckrodt Quincy S.à r.l.;

c)	the receivables pledge agreement, dated September 26, 2014, made between Mallinckrodt Lux IP S.à r.l., as pledgor, and the Collateral Agent over certain present and future receivables owed to Mallinckrodt Lux IP S.à r.l.; and

d)	the receivables pledge agreement, dated May 21, 2015, made between Mallinckrodt Windsor S.à r.l., as pledgor, and the Collateral Agent over certain present and future receivables owed to Mallinckrodt Windsor S.à r.l.

“Swiss Incremental Security Document” shall mean a Swiss law security confirmation agreement, dated as of the 2015 Revolving Facility Effective Date, between Swiss Holdco, as pledgor 1 and assignor 1, Swiss Finco, as assignor 2, the Lux Borrower, as pledgor 2, the Collateral Agent as collateral agent, assignee and pledgee and on behalf of the other Secured Parties, as pledgees.

ARTICLE II

Replacement Revolving Facility Commitments and Incremental Revolving Facility Commitments

Section 2.1. 2015 Replacement Revolving Facility Commitments. The Borrowers confirm and agree that they have requested to establish a new Class of Replacement Revolving Facility Commitments (the “2015 Replacement Revolving Facility Commitments”) in the aggregate principal amount of $250,000,000.00 from the 2015 Revolving Facility Lenders in accordance with Section 2.23(c) of the Credit Agreement and herein, effective on the 2015 Revolving Facility Effective Date. Effective on and at all times after the 2015 Revolving Facility Effective Date, (a) the

2015 Replacement Revolving Facility Commitments will refinance and replace in full all Revolving Facility Commitments in effect immediately prior to the Effective Time and all Revolving Facility Credit Exposure thereunder and (b) the 2015 Replacement Revolving Facility Commitments will constitute a separate Class of Other Revolving Facility Commitments and, except as specifically set forth herein, shall be subject to terms that are identical to the terms of the Revolving Facility Commitments as in effect immediately prior to the Effective Time.

Section 2.2. 2015 Incremental Revolving Facility Commitments. The Borrowers confirm and agree that they have requested to establish Incremental Revolving Facility Commitments (the “2015 Incremental Revolving Facility Commitments”) in the aggregate principal amount of $250,000,000.00 from the 2015 Revolving Facility Lenders in accordance with Section 2.21 of the Credit Agreement and herein, effective on the 2015 Revolving Facility Effective Date (but immediately after the effectiveness of the 2015 Replacement Revolving Facility Commitments). Effective on and at all times after the 2015 Revolving Facility Effective Date (but not until immediately after the effectiveness of the 2015 Replacement Revolving Facility Commitments), the 2015 Incremental Revolving Facility Commitments will constitute an increase to, and form a single Class of Revolving Facility Commitments together with, the 2015 Replacement Revolving Facility Commitments and shall be subject to the same terms as the terms of the 2015 Replacement Revolving Facility Commitments. The 2015 Replacement Revolving Facility Commitments, as increased by the 2015 Incremental Revolving Facility Commitments, shall be referred to herein, in the Credit Agreement and in each other Loan Document as the “2015 Revolving Facility Commitments”.

Section 2.3. Agreements of 2015 Revolving Facility Lenders and Administrative Agent.

(a) Each 2015 Revolving Facility Lender agrees that (i) effective on and at all times after the 2015 Revolving Facility Effective Date, such 2015 Revolving Facility Lender will be bound by all obligations of a Revolving Facility Lender under the Credit Agreement (as modified hereby) in respect of its 2015 Revolving Facility Commitment in the amount set forth opposite its name under the column entitled “Aggregate 2015 Revolving Facility Commitment” on Schedule A hereto and (ii) on the 2015 Revolving Facility Effective Date, subject to the satisfaction (or the waiver by the parties hereto) of the conditions set forth in Article IV of this Amendment, such 2015 Revolving Facility Lender will (A) provide 2015 Replacement Revolving Facility Commitments in the amount set forth next to such 2015 Revolving Facility Lender’s name under the column entitled “2015 Replacement Revolving Facility Commitment” on Schedule A attached hereto and (B) immediately following the establishment of the 2015 Replacement Revolving Facility Commitments, provide 2015 Incremental Revolving Facility Commitments in the amount set forth next to such 2015 Revolving Facility Lender’s name under the column entitled “2015 Incremental Revolving Facility Commitment” on Schedule A attached hereto, in each case in accordance with the terms and subject to the conditions set forth herein. On the 2015 Revolving Facility Effective Date, each 2015 Revolving Facility Lender will become a Revolving Facility Lender for all purposes of the Credit Agreement (as modified hereby). In addition, each 2015 Revolving Facility

Lender that is identified as a “Non-B/A Lender” on Schedule A attached hereto hereby notifies the Administrative Agent that it is a Non-B/A Lender for all purposes of the Credit Agreement, and each of the Lux Borrower and the Administrative Agent hereby accepts such notification for purposes of the definition of “Non-B/A Lender” in the Credit Agreement.

(b) As of the Effective Time, each 2015 Revolving Facility Lender hereby (A) confirms that it has received a copy of the Credit Agreement, this Amendment, and all of the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (B) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the 2015 Revolving Facility Arranger or any other 2015 Revolving Facility Lender or any other Lender, Agent or Arranger and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as modified hereby); (C) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement (as modified hereby) and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (D) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as a Revolving Facility Lender; and (E) confirms that it meets all the requirements to be an assignee of a Revolving Facility Lender under Section 9.04 of the Credit Agreement.

(c) As of the Effective Time, (i) the Administrative Agent hereby (1) confirms that it has received the Replacement Notice and the Incremental Notice and that the period between its receipt of the Replacement Notice and the date hereof is acceptable to it, (2) confirms that this Amendment is in form and substance satisfactory to it, (3) confirms that the terms of the 2015 Replacement Revolving Facility Commitments (other than provisions relating to fees, interest rates and other pricing terms and prepayment and commitment reduction and optional redemption terms) are acceptable to it, (4) confirms that, except as expressly set forth herein, it requires no additional documentation to evidence the 2015 Revolving Facility Commitments and (5) approves each 2015 Revolving Facility Lender as a Revolving Facility Lender under the Credit Agreement and (ii) each person party hereto as an Issuing Bank and/or Swingline Lender hereby approves, to the extent such approval is required in order for any 2015 Revolving Facility Lender signatory hereto to qualify as an assignee of a Revolving Facility Lender under Section 9.04 of the Credit Agreement, such 2015 Revolving Facility Lender as a Revolving Facility Lender under the Credit Agreement.

(d) In addition, the Lux Borrower hereby notifies the Administrative Agent that, in connection with the establishment of the 2015 Revolving Facility Commitments and effective as of the 2015 Revolving Facility Effective Date, it is designating each of Barclays Bank PLC, Wells Fargo Bank, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., PNC Bank, National Association and SunTrust Bank (collectively, the “New

Issuing Banks”) as Issuing Banks under the Credit Agreement (as modified by this Amendment) in accordance with the terms and conditions thereof (in addition to Deutsche Bank AG New York Branch and Citibank, N.A., each of which shall continue to act as an Issuing Bank under the Credit Agreement (as modified hereby)). As of the Effective Time, the Administrative Agent hereby confirms that each New Issuing Bank is acceptable to it as an Issuing Bank. Each New Issuing Bank hereby agrees to act as an Issuing Bank under the Credit Agreement (as modified by this Amendment) in accordance with the terms and conditions thereof. Each of the parties hereto agrees that the requirements of Section 2.05(l) of the Credit Agreement related to the designation and notification of each New Issuing Bank as an Issuing Bank (including, without limitation, the requirement for each New Issuing Bank to execute a counterpart of the Credit Agreement) shall be deemed to have been satisfied by the execution and delivery of this Amendment by each of the Lux Borrower, the Administrative Agent and each New Issuing Bank.

(e) The Administrative Agent hereby acknowledges that (i) on August 27, 2015, the Lux Borrower provided written notice to the Administrative Agent that, effective as of August 28, 2015, or, if later, the Effective Time, the Lux Borrower designated the Parent to be the Designated Parent pursuant to and in accordance with Section 2.26 of the Credit Agreement (the “Parent Designation”) and (ii) due to the operation of Section 2.26, on and from the effectiveness of the Parent Designation, (A) the Lux Borrower shall cease to be the Designated Parent, (B) subject to a subsequent designation of a new Designated Parent in accordance with the terms of Section 2.26 of the Credit Agreement, (1) all references in the Loan Documents to the Designated Parent shall be references to the Parent only and (2) notwithstanding anything to the contrary set forth in the Credit Agreement or in any other Loan Document, the Parent shall be deemed to have been the Designated Parent since the Incremental Term B-1 Funding Date for the purpose of all calculations of amounts under the Credit Agreement and (C) the Designated Parent Provisions shall no longer have any force and effect due to the operation of Section 2.26 of the Credit Agreement.

ARTICLE III

Amendments

Subject to the occurrence of the 2015 Revolving Facility Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“2015 Revolving Facility Commitments” shall mean the Revolving Facility Commitments established pursuant to the Second Amendment (consisting of the 2015 Replacement Revolving Facility Commitments (as defined in the Second Amendment), as increased by the 2015 Incremental Revolving Facility Commitments (as defined in the Second Amendment) and designated therein as a single Class of “2015 Revolving Facility Commitments”).

“2015 Revolving Facility Effective Date” shall have the meaning assigned to such term in the Second Amendment.

“2015 Revolving Loans” shall mean a Revolving Facility Loan made (i) pursuant to the 2015 Revolving Facility Commitments and (ii) pursuant to any Incremental Revolving Facility Commitment made on the same terms as (and forming a single Class with) the 2015 Revolving Facility Commitments referred to in clause (i) of this definition.

“Applicable L/C Sublimit” means, (i) with respect to each of the Issuing Banks on the 2015 Revolving Facility Effective Date, the amount set forth opposite such Issuing Bank’s name on Schedule A to the Second Amendment under the column entitled “Applicable L/C Sublimit” and (ii) with respect to any other person that becomes an Issuing Bank hereunder, such amount as agreed to in writing by the Lux Borrower and such person at the time such person becomes an Issuing Bank pursuant to the terms of the applicable agreement pursuant to which such entity agrees to become an Issuing Bank hereunder, as each of the foregoing amounts may be decreased or increased from time to time by the Lux Borrower with the written consent of the applicable Issuing Bank. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that an Issuing Bank (or a Revolving Facility Lender affiliated with such Issuing Bank) assigns all or a portion of its Revolving Facility Commitment and/or Revolving Facility Credit Exposure in accordance with Section 9.04(b), and substantially concurrently therewith (x) the relevant assignee (or an Affiliate thereof) becomes an Issuing Bank in accordance with the terms hereof and/or (y) one or more other Issuing Banks agree to increase their Applicable L/C Sublimit in accordance with the terms hereof, then the Applicable L/C Sublimit of such Issuing Bank shall (automatically and without any further act on the part of any person) be reduced by the aggregate amount of the new (or increased) Applicable L/C Sublimit of such new (or existing) Issuing Bank(s).

“Second Amendment” shall mean the Refinancing Amendment No. 1 and Incremental Assumption Agreement No. 2 to this Agreement, dated as of August 28, 2015.

(b) The definition of “Applicable Commitment Fee” is hereby amended and restated in its entirety as follows:

“Applicable Commitment Fee” shall mean for any day (i) with respect to any Revolving Facility Commitments relating to 2015 Revolving Loans, 0.275% per annum or (ii) with respect to any Other Revolving Facility Commitments, the “Applicable Commitment Fee” set forth in the applicable Extension Amendment or Refinancing Amendment (as applicable).

(c) The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean for any day (i) with respect to any Initial Term B Loan, 2.75% per annum in the case of any Eurocurrency Loan or Bankers’ Acceptance Loan and 1.75% per annum in the case of any ABR Loan or Canadian Prime Rate Loan; provided, however, that on and after the first Adjustment Date occurring after delivery of the financial statements and certificates required by Section 5.04 upon the completion of one full fiscal quarter of the Parent after the Closing Date, so long as no Default or Event of Default shall have occurred and is continuing, the “Applicable Margin” with respect to an Initial Term B Loan will be determined pursuant to the Pricing Grid; (ii) with respect to any 2015 Revolving Loan, 2.25% per annum in the case of any Eurocurrency Loan and 1.25% per annum in the case of any ABR Loan; (iii) with respect to any Incremental Term B-1 Loan, 2.75% per annum in the case of any Eurocurrency Loan and 1.75% per annum in the case of any ABR Loan; and (iv) with respect to any Other Term Loan (other than the Incremental Term B-1 Loans) or Other Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment (as applicable) relating thereto. For the avoidance of doubt, the Applicable Margin shall be determined (x) for all periods prior to the 2015 Revolving Facility Effective Date, in accordance with the definition of Applicable Margin (as in effect prior to the 2015 Revolving Facility Effective Date) and (y) for all periods on and after to the 2015 Revolving Facility Effective Date, in accordance with the definition of Applicable Margin (as in effect on the 2015 Revolving Facility Effective Date).

(d) The definition of “Availability Period” is hereby amended and restated in its entirety as follows:

“Availability Period” shall mean, with respect to any Class of Revolving Facility Commitments, the period from and including the Closing Date (or, if later, the effective date for such Class of Revolving Facility Commitments (and for the avoidance of doubt, the effective date for the 2015 Revolving Facility Commitments shall be the 2015 Revolving Facility Effective Date)) to but excluding the earlier of the Revolving Facility Maturity Date for such Class and, in the case of each of the Revolving Facility Loans, Revolving Facility Borrowings, Swingline Loans, Swingline Borrowings and Letters of Credit, the date of termination of the Revolving Facility Commitments of such Class.

(e) The definition of “Class” is hereby amended and restated in its entirety as follows:

“Class” shall mean, (a) when used in respect of any Loan or Borrowing, whether such Loan or the Loans comprising such Borrowing are Initial Term B Loans, Other Term Loans, Initial Revolving Loans, 2015 Revolving Loans or Other Revolving Loans; and (b) when used in respect of any Commitment, whether such Commitment is in respect of a commitment to make Initial Term B Loans, Other Term Loans, Initial Revolving Loans, 2015 Revolving Loans or Other Revolving Loans. Other Term Loans or Other Revolving Loans that have different terms and conditions (together with the Commitments in respect thereof) from the Initial Term B Loans or the Initial Revolving

Loans or 2015 Revolving Loans, respectively, or from other Other Term Loans or other Other Revolving Loans, as applicable, shall be construed to be in separate and distinct Classes.

(f) The definition of “Drawing Fee” is hereby amended by deleting the text “Applicable Rate” where it appears in such definition and replacing it with the text “Applicable Margin”.

(g) The definition of “Facility” is hereby amended and restated in its entirety as follows:

“Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that, as of the Closing Date there are two Facilities (i.e., the Initial Term B Facility and the Revolving Facility Commitments established on the Closing Date and the extensions of credit thereunder) and thereafter, the term “Facility” may include any other Class of Commitments and the extensions of credit thereunder (including, without limitation, the 2015 Revolving Facility Commitments established pursuant to the Second Amendment).

(h) The definition of “Issuing Bank” is hereby amended and restated in its entirety as follows:

“Issuing Bank” shall mean (i) the Administrative Agent, (ii) Barclays Bank PLC, (iii) Citibank, N.A., (iv) Wells Fargo Bank, N.A., (v) Goldman Sachs Bank USA, (vi) Mizuho Bank, Ltd., (vii) PNC Bank, National Association, (viii) SunTrust Bank, and (ix) each other Issuing Bank designated pursuant to Section 2.05(l), in each case (A) in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity and (B) subject to the limitation set forth in clause (z) of the final sentence of Section 2.05(b). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(i) The definition of “Loan Documents” is hereby amended and restated in its entirety as follows:

“Loan Documents” shall mean (i) this Agreement, (ii) the Subsidiary Guarantee Agreement, (iii) the Security Documents, (iv) each Incremental Assumption Agreement (including, without limitation, the Incremental Assumption Agreement No. 1 and the Second Amendment), (v) each Extension Amendment, (vi) each Refinancing Amendment (including, without limitation, the Second Amendment), (vii) any Intercreditor Agreement, (viii) any Note issued under Section 2.09(e), (ix) the Letters of Credit and (x) solely for the purposes of Sections 4.02 and 7.01 hereof, the Fee Letter.

(j) The definition of “Pricing Grid” is hereby amended by deleting each instance of the words “and Initial Revolving Loans” appearing therein.

(k) The definition of “Revaluation Date” is hereby amended and restated in its entirety as follows:

“Revaluation Date” shall mean (a) with respect to any Alternate Currency Letter of Credit, each of the following: (i) each date of each request for the issuance, extension or renewal of such Alternate Currency Letter of Credit, (ii) each date of an amendment of such Alternate Currency Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the Issuing Bank under such Alternate Currency Letter of Credit, and (iv) the first Business Day of each month, and such additional dates as the Administrative Agent or the Issuing Bank shall determine or the Required Lenders shall require and (b) with respect to any Alternate Currency Revolving Loan, each of the following: (i) each date occurring two Business Days prior to the date of a Borrowing of Eurocurrency Revolving Loans denominated in an Alternate Currency or of a Borrowing of Bankers’ Acceptance Loans (as the case may be), (ii) each date of a continuation of a Eurocurrency Revolving Loan denominated in an Alternate Currency or of a Borrowing of Bankers’ Acceptance Loans (as the case may be) pursuant to Section 2.07, and (iii) the last Business Day of each fiscal quarter, and such additional dates as the Administrative Agent shall determine or the Majority Lenders under the applicable Revolving Facility shall require.

(l) The definition of “Revolving Facility Commitment” is hereby amended and restated in its entirety as follows:

“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Revolving Facility Loans pursuant to Section 2.01(b), expressed as an amount representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04, and (c) increased, extended or replaced as provided under Section 2.21, 2.22 or 2.23. The initial amount of each Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance, Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Facility Commitments on the 2015 Revolving Facility Effective Date (after giving effect to (x) the termination of the Revolving Facility Commitments as in effect immediately prior to the 2015 Revolving Facility Effective Date and (y) the establishment of the 2015 Revolving Facility Commitments) is $500,000,000. On the 2015 Revolving Facility Effective Date, there is only one Class of Revolving Facility Commitments, consisting of the 2015 Revolving Facility Commitments. After the 2015 Revolving Facility Effective Date, additional Classes of Revolving Facility Commitments may be added or created pursuant to Extension Amendments or Refinancing Amendments.

(m) The definition of “Revolving Facility Lender” is hereby amended by adding the following text at the end thereof:

“For the avoidance of doubt, as of the 2015 Revolving Facility Effective Date, the 2015 Revolving Facility Lenders shall constitute the “Revolving Facility Lenders” hereunder.”

(n) The definition of “Revolving Facility Loan” is hereby amended by inserting the text “(including, without limitation, the 2015 Revolving Facility Loans)” immediately prior to the period at the end of the second sentence thereof.

(o) The definition of “Revolving Facility Maturity Date” is hereby amended and restated in its entirety as follows:

“Revolving Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Revolving Facility in effect on the Closing Date, March 19, 2019, (b) with respect to the Revolving Facility established pursuant to the Second Amendment, March 19, 2019 and (c) with respect to any other Classes of Revolving Facility Commitments, the maturity dates specified therefor in the applicable Extension Amendment or Refinancing Amendment.

(p) Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) General. Subject to the terms and conditions set forth herein, the Lux Borrower may request the issuance of one or more letters of credit denominated in any Agreed Currency in the form of (x) trade letters of credit in support of trade obligations of the Parent and its Subsidiaries incurred in the ordinary course of business (such letters of credit issued for such purposes, “Trade Letters of Credit”) and (y) standby letters of credit issued for any other lawful purposes of the Parent and its Subsidiaries (such letters of credit issued for such purposes, “Standby Letters of Credit”; each such letter of credit issued hereunder, a “Letter of Credit” and collectively, the “Letters of Credit”) for its own account (although, at the request of the Lux Borrower, a Letter of Credit may be issued that states that it is issued for the account of the Parent or any of its Subsidiaries, in which case any such Letter of Credit shall be deemed issued for the joint and several account of the Lux Borrower and, as applicable, the Parent or such Subsidiary) in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the applicable Availability Period and prior to the date that is five Business Days prior to the applicable Revolving Facility Maturity Date. Except with respect to additional conditions to the issuance, amendment, extension, renewal or increase in the amount of Letters of Credit as to which the Lux Borrower and the applicable Issuing Bank may agree, in the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Lux Borrower to, or entered into by such Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.”

(q) Section 2.05(b) of the Credit Agreement is hereby amended by amending and restating the final sentence thereof as follows:

“A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit each Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (x) the Dollar Equivalent of the Revolving L/C Exposure shall not exceed $150,000,000, (y) the Dollar Equivalent of the Revolving Facility Credit Exposure shall not exceed the applicable Revolving Facility Commitments and (z) the Dollar Equivalent of the Revolving L/C Exposure applicable to all Letters of Credit issued by any given Issuing Bank shall not exceed such Issuing Bank’s Applicable L/C Sublimit.”

(r) Section 2.05(d) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“Upon the reallocation of Revolving L/C Exposure to the 2015 Revolving Facility Commitments pursuant to Section 2.05(n), it is hereby agreed that, with respect to all outstanding Letters of Credit and unreimbursed L/C Disbursements relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.05(d) to reflect the new Revolving Facility Percentages of each Revolving Facility Lender.”

(s) Section 2.05 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“(n) 2015 Revolving Facility Commitments. Notwithstanding anything to the contrary herein, upon the 2015 Revolving Facility Effective Date, all outstanding Revolving L/C Exposure with respect to the Revolving Facility Commitments (as in effect immediately prior to the 2015 Revolving Facility Effective Date) shall be deemed to be outstanding with respect to the 2015 Revolving Facility Commitments for all purposes in connection with this Agreement (so long as after giving effect to such reallocation, the Revolving Facility Credit Exposure of each 2015 Revolving Facility Lender does not exceed such Lender’s 2015 Revolving Facility Commitment as in effect on the 2015 Revolving Facility Effective Date). On and after the 2015 Revolving Facility Effective Date, the 2015 Revolving Facility Lenders (as well as any other Revolving Facility Lenders from time to time party hereto) will be required, in accordance with their Revolving Facility Percentages, to fund L/C Disbursements pursuant to Section 2.05(e) arising on or after such date in accordance with the requirements of this Agreement.”

(t) Section 2.08(a) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“For the avoidance of doubt, on the 2015 Revolving Facility Effective Date, the Revolving Facility Commitments of each Revolving Facility Lender as in effect immediately prior to the occurrence of the 2015 Revolving Facility Effective Date were terminated in full.”

(u) Section 2.09 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“(f) On and after the 2015 Revolving Facility Effective Date, each Revolving Facility Lender which holds a Note with respect to Initial Revolving Loans and that is a 2015 Revolving Facility Lender shall be entitled to surrender such Note to the Lux Borrower against delivery of a new Note with respect to its 2015 Revolving Facility Loans, completed in conformity with Section 2.09(e) above; provided that if any such Note is not so surrendered, then from and after the 2015 Revolving Facility Effective Date such Note shall be deemed to evidence the 2015 Revolving Facility Loans theretofore evidenced by such promissory note.”

(v) Schedule 2.13(g) of the Credit Agreement is hereby amended by inserting the following text immediately following Section 6 thereof:

6.1 Notwithstanding anything provided for in this Schedule 2.13(g) or the Credit Agreement, whenever the Lux Borrower requests a Borrowing of Bankers’ Acceptance Loans, each Non-B/A Lender may, in lieu of purchasing Drafts, make a loan (a “B/A Equivalent Loan”) in an amount equal to the aggregate B/A Discount Proceeds that would have otherwise resulted from such purchase.

6.1.1 The term of the B/A Equivalent Loan shall be identical to the term of the Draft that such non-B/A Lender would have otherwise purchased.

6.1.2 The interest rate applicable to a B/A Equivalent Loan shall be that rate that, when applied to the B/A Discount Proceeds over the term of the B/A Equivalent Loan, shall result in the aggregate of principal and interest payable on the maturity date of such B/A Equivalent Loan equal to the Face Amount of the Drafts that would have been otherwise purchased by such Non-B/A Lender.

6.1.3 The B/A Equivalent Loan may, at the election of the applicable Non-B/A Lender be evidenced by a B/A Equivalent Note and the terms of this Schedule 2.13(g) shall apply thereto. Notwithstanding the foregoing, the Lux Borrower and each Non-B/A Lender acknowledge and agree that from time to time certain Non-B/A Lenders may elect not to receive B/A Equivalent Notes, and the Lux Borrower and each applicable Non-B/A Lender agrees that with respect to any such Non-B/A Lender, in lieu of receiving B/A Equivalent Notes, the applicable B/A Equivalent Loan shall be evidenced by an account maintained by such Non-B/A Lender and/or the Administrative Agent in accordance with Sections 2.09(b) and 2.09(c) of the Credit Agreement.

ARTICLE IV

Conditions to Effectiveness

This Amendment shall become effective on the date (the “2015 Revolving Facility Effective Date”) on which all of the following conditions have been satisfied (or waived by the parties hereto):

(a) The Administrative Agent (or its counsel) shall have received from each Borrower, each Loan Party and each of the 2015 Revolving Facility Lenders (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent and the 2015 Revolving Facility Arranger (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.

(b) The Collateral Agent shall have received (i) from each Lux Party, Mallinckrodt Group S.à r.l., Mallinckrodt UK LTD and Mallinckrodt Buckingham, a counterpart of the Lux Master Security Confirmation Agreement and (ii) from the Lux Borrower, Swiss Holdco and Swiss Finco, a counterpart of the Swiss Incremental Security Document.

(c) The Administrative Agent shall have received, on behalf of itself, the 2015 Revolving Facility Lenders and the Lenders and Issuing Banks under the Credit Agreement, a written opinion of (i) Wachtell, Lipton, Rosen & Katz, as New York counsel for the Loan Parties, (ii) Morris Nichols Arsht & Tunnell LLP, as Delaware counsel for the Loan Parties, (iii) Arthur Cox, as Irish counsel for the Loan Parties, (iv) Allen & Overy, société en commandite simple, (Luxembourg), as Luxembourg counsel for the Loan Parties, (v) NautaDutilh Avocats Luxembourg S.à r.l., as Luxembourg counsel for the Administrative Agent, (vi) Vischer AG, as Swiss counsel for the Loan Parties, and (vii) White & Case LLP, as English law counsel for the Administrative Agent, in each case (A) dated the 2015 Revolving Facility Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the 2015 Revolving Facility Lenders and other Lenders and Issuing Banks on the 2015 Revolving Facility Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent and the 2015 Revolving Facility Arranger covering such matters relating to this Amendment as the Administrative Agent or the 2015 Revolving Facility Arranger shall reasonably request.

(d) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or Director or similar officer of the Co-Borrower, Mallinckrodt UK LTD and Mallinckrodt Buckingham, each dated the 2015 Revolving Facility Effective Date and certifying:

1. a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (A) certified (to the extent available in any non-U.S. jurisdiction) as of a recent date by the Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America) of the jurisdiction of its organization, or (B) otherwise certified by the Secretary or Assistant Secretary or Director or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party;

2. a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America);

3. that attached thereto is a true and complete copy of the by-laws (or articles of association, partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) (to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of organization) of such Loan Party as in effect on the 2015 Revolving Facility Effective Date and at all times since a date prior to the date of the resolutions described in clause (4) below;

4. that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), and, if applicable, by the shareholders’ meeting of such Loan Party, authorizing the execution, delivery and performance of the applicable agreements or documents referenced in paragraph (a) or (b) above dated as of the 2015 Revolving Facility Effective Date to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the 2015 Revolving Facility Effective Date;

5. as to the incumbency and specimen signature of each officer or authorized signatory executing any agreement or document referenced in paragraph (a) or (b) above or any other document delivered in connection herewith on behalf of such Loan Party; and

6. as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.

(e) The Administrative Agent shall have received, in respect of each Lux Party and Mallinckrodt Group S.à r.l., a director’s certificate dated as of the 2015 Revolving Facility Effective Date and signed by a director of each such Lux Party or Mallinckrodt Group S.à r.l., as applicable, certifying the following items: (i) an up-to-date copy of the articles of association of each such Lux Party or Mallinckrodt Group S.à r.l., as applicable, (ii) an electronic copy of an excerpt of the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) dated on the 2015 Revolving Facility Effective Date, (iii) an up-to-date true certificate of non-registration of judgments (certificat de non-inscription d’une décision judiciaire) pertaining to such Lux Party or Mallinckrodt Group S.à r.l., as applicable, of a recent date, issued by the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) dated as of the 2015 Revolving Facility Effective Date and reflecting the situation of each such Loan Party one day before, (iv) true, complete and up-to-date board resolutions approving the entry by such Lux Party or

Mallinckrodt Group S.à r.l., as applicable, into, among others, this Amendment, the Lux Master Security Confirmation Agreement and the Swiss Incremental Security Document as the case may be, (v) a true and complete specimen of signatures for each of the directors or authorized signatories having executed for and on behalf of such Lux Party or Mallinckrodt Group S.à r.l., as applicable, this Amendment, the Lux Master Security Confirmation Agreement and the Swiss Incremental Security Document as the case may be, and (vi) a true, complete and up-to-date copy of the share register of each Lux Party and Mallinckrodt Group S.à r.l. reflecting the registration of the confirmation of the pledges created under the Lux Security Documents in accordance with the Lux Master Security Confirmation Agreement.

(f) The Administrative Agent shall have received, in respect of Swiss Finco and Swiss Holdco, a manager’s certificate dated as of the 2015 Revolving Facility Effective Date and signed by one or several authorized manager(s) of each such Loan Party, respectively, certifying the following items: (i) a true and complete copy of the excerpt from the commercial register and the articles of association, each certified by the competent commercial register authority as of a recent date, (ii) a true and complete copy of resolutions of its managers and quotaholder duly adopted by its managers and quotaholder authorizing the execution, delivery and performance of this Amendment and the Swiss Incremental Security Document and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the 2015 Revolving Facility Effective Date and (iii) specimen signatures of the authorized signatories appointed by the manager resolutions to execute this Amendment and the Swiss Incremental Security Document.

(g) The 2015 Revolving Facility Lenders shall have received a solvency certificate substantially in the form of Exhibit C to the Credit Agreement and signed by a director or authorized signatory of the Lux Borrower confirming the solvency of the Lux Borrower and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated by this Amendment on the 2015 Revolving Facility Effective Date.

(h) (i) The Borrowers shall have paid to the Administrative Agent, for the ratable account of each 2015 Revolving Facility Lender, an upfront fee equal to 0.15% of the aggregate amount of the 2015 Revolving Facility Commitments (including, for the avoidance of doubt, the 2015 Incremental Revolving Facility Commitments), with each such payment to be earned by, and payable to, each such 2015 Revolving Facility Lender on the 2015 Revolving Facility Effective Date, which such fee shall be payable in immediately available funds and, once paid, be non-refundable. (ii) The 2015 Revolving Facility Arranger and the Administrative Agent shall have received, to the extent invoiced at least two (2) Business Days prior to the 2015 Revolving Facility Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of White & Case LLP, NautaDutilh Avocats Luxembourg S.à r.l. and Niederer Kraft & Frey AG) required to be reimbursed or paid by the Loan Parties under this Agreement or under any Loan Document on or prior to the 2015 Revolving Facility Effective Date.

(i) The conditions set forth in Section 2.23(c) and 2.21(c) of the Credit Agreement (including, without limitation, the conditions set forth in Section 4.01 of the Credit Agreement (as if the establishment of the 2015 Revolving Facility Commitment hereunder was a “Borrowing”)) shall have been satisfied so as to permit the establishment of the 2015 Replacement Revolving Facility Commitments and the 2015 Incremental Revolving Facility Commitments, respectively; provided that satisfaction of all conditions precedent in this Article IV other than this Section 4(i) shall constitute satisfaction of the condition precedent set forth in Section 2.21(c)(iv) of the Credit Agreement. The Lux Borrower shall have delivered a certificate of a Responsible Officer to the Administrative Agent, which certificate shall (i) certify compliance with the conditions set forth in clauses (i), (ii) and (iii) of Section 2.21(c) of the Credit Agreement and of clause (i) to the proviso to Section 2.23(c) of the Credit Agreement and (ii) certify compliance (on a Pro Forma Basis) with the Financial Covenant (if the Testing Condition is then satisfied) and the definition of “Incremental Amount” in the Credit Agreement.

(j) (A) All Revolving Facility Loans and Swingline Loans made pursuant to the Revolving Facility Commitments as in effect immediately prior to the Effective Time shall have been repaid in full pursuant to, and in accordance with the requirements of, Section 2.11(a) of the Credit Agreement, together with all interest, Fees and other amounts accrued under the Revolving Facility as of the 2015 Revolving Facility Effective Date, and (B) all Revolving Facility Commitments as in effect immediately prior to the Effective Time shall have been terminated pursuant to, and in accordance with the requirements of, Section 2.08(b) of the Credit Agreement, as modified hereby (it being acknowledged and agreed that all Letters of Credit issued and outstanding as of the 2015 Revolving Facility Effective Date shall, pursuant to Section 2.05(a) of the Credit Agreement (as amended hereby) remain outstanding and be deemed to have been issued under the 2015 Revolving Facility Commitments).

For purposes of determining compliance with the conditions precedent specified herein, each 2015 Revolving Facility Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the 2015 Revolving Facility Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such 2015 Revolving Facility Lender prior to the 2015 Revolving Facility Effective Date specifying its objection thereto.

ARTICLE V

Representation and Warranties

After giving effect to the amendments contained herein, on the 2015 Revolving Facility Effective Date each of the Borrowers hereby represents and warrants that: (a) the execution, delivery and performance by such Borrower of this Amendment has been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by such Borrower, (b) this Amendment has been executed and delivered by such Borrower and constitutes the legal, valid and binding obligations of such Borrower enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing, (iv) the need for filings and registrations necessary to perfect the Liens on the Collateral granted by such Borrower in favor of the Collateral Agent, and (v) the effect of any Requirements of Law as they relate to pledges of Equity Interests in Subsidiaries organized outside of the United States (other than pledges made under the laws of the jurisdiction of formation of the issuer of such Equity Interests), (c) the condition set forth in clause (i) of Article IV hereof has been satisfied and (d) the amount of the 2015 Incremental Revolving Facility Commitments does not exceed the Incremental Amount (calculated in accordance with the definition thereof, including, without limitation, assuming such 2015 Incremental Revolving Facility Commitments are fully drawn).

ARTICLE VI

Miscellaneous

Section 6.1. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 6.2. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 6.3. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.4. Reaffirmation; Acknowledgment. (a) Each Loan Party hereby expressly confirms and acknowledges the terms of this Amendment and affirms and reaffirms (as the case may be), as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby; (ii) that its L/C Obligations arising under the Credit Agreement, as amended by this Amendment, constitute obligations for all purposes of the Loan Documents; and (iii) its Guarantee of the Obligations (including, without limitation, its Obligations with respect to the 2015 Revolving Facility Commitments) pursuant to the Credit Agreement and the Subsidiary

Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, its Obligations with respect to the 2015 Revolving Facility Commitments) pursuant to the Security Documents, subject, in each case, to the limitations set forth in the Loan Documents, and agrees that such Guarantee shall continue in full force and effect and extend to the liabilities and obligations of the Loan Parties under each Loan Document (as amended from time to time) including as varied, amended, supplemented or extended by this Amendment.

(b) Each of the Parent, Mallinckrodt UK Ltd., Mallinckrodt Buckingham, Mallinckrodt Quincy S.á r.l., Mallinckrodt Windsor S.á r.l., Mallinckrodt Windsor Ireland Finance and MKG Medical UK Ltd. (each, a “New Parent Entity” and collectively, the “New Parent Entities”) hereby acknowledge that (i) on August 27, 2015, the Lux Borrower provided written notice to the Administrative Agent of the Parent Designation and (ii) on and from the effectiveness of the Parent Designation, (A) the Designated Parent Provisions shall no longer have any force and effect due to the operation of Section 2.26 of the Credit Agreement and (B) each New Parent Entity hereby confirms and acknowledges that its Guarantee pursuant to the Credit Agreement or the Subsidiary Guarantee Agreement (as applicable), and its grant of liens on the Collateral pursuant to the Security Documents, shall in each case without any further act on the part of any person, extend to (among other things) all Obligations under and with respect to the Incremental Term B-1 Loans.

Section 6.5. Effect of Amendment. On and after the 2015 Revolving Facility Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

MALLINCKRODT PLC

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Vice President and Treasurer

MALLINCKRODT INTERNATIONAL FINANCE S.A.

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Director

MALLINCKRODT CB LLC

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Vice President and Treasurer

MALLINCKRODT US HOLDINGS INC.
MALLINCKRODT CARIBBEAN, INC.
MALLINCKRODT US POOL LLC
MALLINCKRODT INC.
LUDLOW CORPORATION
CNS THERAPEUTICS, INC.
ENTERPRISES HOLDINGS, INC.
MALLINCKRODT ENTERPRISES LLC
MALLINCKRODT LLC
LIEBEL-FLARSHEIM COMPANY LLC
MALLINCKRODT BRAND PHARMACEUTICALS, INC.
MALLINCKRODT VETERINARY, INC.
MALLINCKRODT US HOLDINGS LLC
IMC EXPLORATION COMPANY
MEH, INC.
MALLINCKRODT ENTERPRISES HOLDINGS, INC.
MALLINCKRODT MFC LLC
MALLINCKRODT APAP LLC
MALLINCKRODT NUCLEAR MEDICINE LLC
MALLINCKRODT HOSPITAL PRODUCTS INC.
MALLINCKRODT ARD HOLDINGS INC.
MALLINCKRODT ARD INC.
VIKING PROJECT COMPANY, LLC

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Vice President and Treasurer

COMPOUND HOLDINGS II, INC.
IKARIA, INC.
IKARIA RESEARCH, INC.
IKARIA INTERNATIONAL, INC.
IKARIA ACQUISITION LLC
INO THERAPEUTICS LLC
IKARIA THERAPEUTICS LLC
IKARIA DEVELOPMENT SUBSIDIARY TWO LLC

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Vice President

MALLINCKRODT LUX IP S.À R.L.

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Manager

MALLINCKRODT QUINCY S.À R.L.

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Manager

MALLINCKRODT WINDSOR S.À R.L.

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	Manager

MALLINCKRODT HOLDINGS GMBH

By:	/s/ Alan Catterson
Name:	Alan Catterson
Title:	Managing Director

MALLINCKRODT FINANCE GMBH

By:	/s/ Alan Catterson
Name:	Alan Catterson
Title:	Managing Director

MALLINCKRODT ARD HOLDINGS LIMITED

By:	/s/ Alan Cotton
Name:	Alan Cotton
Title:	Director

MALLINCKRODT ENTERPRISES UK LIMITED

By:	/s/ Alan Cotton
Name:	Alan Cotton
Title:	Director

MUSHI UK HOLDINGS LIMITED

By:	/s/ Alan Cotton
Name:	Alan Cotton
Title:	Director

MALLINCKRODT UK LTD

By:	/s/ Alan Cotton
Name:	Alan Cotton
Title:	Director

MKG MEDICAL UK LTD

By:	/s/ Alan Cotton
Name:	Alan Cotton
Title:	Director

MALLINCKRODT IP

By:	/s/ David Keenan
Name:	David Keenan
Title:	Director

MALLINCKRODT IRELAND LIMITED

By:	/s/ David Keenan
Name:	David Keenan
Title:	Director

ACTHAR IP

By:	/s/ David Keenan
Name:	David Keenan
Title:	Director

MALLINCKRODT BUCKINGHAM

By:	/s/ Alasdair Fenlon
Name:	Alasdair Fenlon
Title:	Director/Secretary

MALLINCKRODT WINDSOR IRELAND FINANCE

By:	/s/ Alasdair Fenlon
Name:	Alasdair Fenlon
Title:	Director/Secretary

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and 2015 Revolving Facility Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

BARCLAYS BANK PLC, as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

CITIBANK, N.A., as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

WELLS FARGO BANK, N.A., as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Kink Tesch
Name:	Kink Tesch
Title:	Managing Director

GOLDMAN SACHS BANK USA, as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

MIZUHO BANK, LTD., as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as 2015 Revolving Facility Lender and Issuing Bank

By:	/s/ Thomas S. Sherman
Name:	Thomas S. Sherman
Title:	Senior Vice President

SunTrust Bank, as 2015 Revolving Facility Lender

By:	/s/ Katherine Bass
Name:	Katherine Bass
Title:	Director